Exhibit 21


SUBSIDIARIES OF HOUSEHOLD INTERNATIONAL, INC.
---------------------------------------------
As of June 30, 1998, the following subsidiaries were directly or indirectly owned by the Registrant. Certain subsidiaries which in the aggregate do not constitute significant subsidiaries may be omitted.

                                                                     Voting
                                                                     Stock
                                                 Organized           Owned
                                                 Under               By
Names of Subsidiaries                            Laws of:            Parent
---------------------                            ---------           ------
Hamilton Investments, Inc.                       Delaware            100%
 Craig-Hallum Corporation                        Delaware            100%
Household Acquisition Corporation II             Delaware            100%
Household Bank, f.s.b                            U.S.                100%
 Beneficial Retail Services Inc.                 Delaware            100%
 Beneficial Service Corporation                  Delaware            100%
 Beneficial Service Corporation of Delaware      Delaware            100%
HHTS, Inc.                                       Illinois            100%
 Household Bank (SB), N.A.                       U.S.                100%
  Household Affinity Funding Corporation         Delaware            100%
 Household Service Corporation
   of Illinois, Inc.                             Illinois            100%
  Household Insurance Services, Inc.             Illinois            100%
 Housekey Financial Corporation                  Illinois            100%
  Household Mortgage Services, Inc.              Delaware            100%
Household Capital Corporation                    Delaware            100%
Household Commercial Canada Inc.                 Canada              100%
Household Finance Corporation                    Delaware            100%
 Beneficial Corporation                          Delaware            100%
  Bencharge Credit Service Holding Company       Delaware            100%
   Beneficial Credit Services of
     Connecticut Inc.                            Delaware            100%
   Beneficial Credit Servivces of
     Mississippi Inc.                            Delaware            100%
   Beneficial Credit Services of
     South Carolina Inc.                         Delaware            100%
   Beneficial Credit Services Inc.               Delaware            100%
  Beneficial Arizona Inc.                        Delaware            100%
  Beneficial California Inc.                     Delaware            100%
  Beneficial Colorado Inc.                       Delaware            100%
  Beneficial Commercial Holding Corporation      Delaware            100%
   Beneficial Commercial Corporation             Delaware            100%
    Beneficial Leasing Group, Inc.               Delaware            100%
     Neil Corporation                            Delaware            100%
     Silliman Corporation                        Delaware            100%
  Beneficial Connecticut Inc.                    Delaware            100%
  Beneficial Consumer Discount Company           Pennsylvania        100%
  Beneficial Delaware Inc.                       Delaware            100%
  Beneficial Discount Co. of Virginia            Delaware            100%
  Beneficial Finance Co. of West Virginia        Delaware            100%
  Beneficial Finance Limited                     England             100%
  Beneficial Finance Services, Inc.              Kansas              100%
  Beneficial Florida Inc.                        Delaware            100%
   Beneficial Mortgage Co. of Florida            Delaware            100%
  Beneficial Georgia Inc.                        Delaware            100%
  Beneficial Hawaii Inc.                         Delaware            100%
  Beneficial Homeowners Inc.                     Delaware            100%
  Beneficial Idaho Inc.                          Delaware            100%
  Beneficial Illinois Inc.                       Delaware            100%
  Beneficial Income Tax Service
    Holding Co., Inc.                            Delaware            100%
   Beneficial Tax Masters Inc.                   Delaware            100%
  Beneficial Indiana Inc.                        Delaware            100%
  Beneficial Insurance Group Holding Company     Delaware            100%
  Beneficial Investment Co.                      Delaware            100%
   Beneficial New York Inc.                      New York            100%
   Beneficial Homeowner Service Corporation      Delaware            100%
  Beneficial Iowa Inc.                           Iowa                100%
  Beneficial Kansas Inc.                         Kansas              100%
  Beneficial Kentucky Inc.                       Delaware            100%
  Beneficial Land Company, Inc.                  New Jersey          100%
  Beneficial Loan & Thrift Co.                   Minnesota           100%
  Beneficial Louisana Inc.                       Delaware            100%
  Beneficial Maine Inc.                          Delaware            100%
  Beneficial Management Corporation              Delaware            100%
   Beneficial Management Institute, Inc.         New York            100%
  Beneficial Management Corporation
    of America                                   Delaware            100%
   Beneficial Franchise Company Inc.             Delaware            100%
    Beneficial Mark Holding Inc.                 Delaware            100%
   Beneficial Trademark Co.                      Delaware            100%
  Beneficial Management Headquarters, Inc.       New Jersey          100%
   Beneficial Facilities Corporation             New Jersey          100%
  Beneficial Maryland Inc.                       Delaware            100%
  Beneficial Massachusetts Inc.                  Delaware            100%
  Beneficial Michigan Inc.                       Delaware            100%
  Beneficial Minnesota Inc.                      Delaware            100%
  Beneficial Mississippi Inc.                    Delaware            100%
  Beneficial Missouri, Inc.                      Delaware            100%
  Beneficial Montana Inc.                        Delaware            100%
  Beneficial Mortgage Holding Company            Delaware            100%
   Beneficial Service Corporation
     of New Jersey                               Delaware            100%
  Beneficial Nebraska Inc.                       Nebraska            100%
  Beneficial Nevada Inc.                         Delaware            100%
  Beneficial New Hampshire Inc.                  Delaware            100%
  Beneficial New Jersey Inc.                     Delaware            100%
  Beneficial New Mexico Inc.                     Delaware            100%
  Beneficial North Carolina Inc.                 Delaware            100%
  Beneficial Oklahoma Inc                        Delaware            100%
  Beneficial Oregon Inc.                         Delaware            100%
  Beneficial Real Estate Company, Inc.           New Jersey          100%
  Beneficial Rhode Island Inc.                   Delaware            100%
  Beneficial South Carolina Inc.                 Delaware            100%
  Beneficial South Dakota Inc.                   Delaware            100%
  Beneficial Systems Development Corporation     Delaware            100%
  Beneficial Technology Corporation              Delaware            100%
  Beneficial Telemarketing Services Inc.         Delaware            100%
  Beneficial Tennessee Inc.                      Tennessee           100%
  Beneficial Texas Inc.                          Texas               100%
  Beneficial Utah Inc.                           Delaware            100%
  Beneficial Virginia Inc.                       Delaware            100%
  Beneficial Washington Inc.                     Delaware            100%
  Beneficial West Virginia, Inc.                 West Virginia       100%
  Beneficial Wisconsin Inc.                      Delaware            100%
  Beneficial Wyoming Inc.                        Wyoming             100%
  Benevest Group Inc.                            Delaware            100%
   Benevest Services, Inc.                       Washington          100%
  BMC Holding Company                            Delaware            100%
   Beneficial Mortgage Corporation               Delaware            100%
    Beneficial Mortgage Services, Inc.           Delaware            100%
  Bon Secour Properties Inc.                     Alabama             100%
  Capital Financial Services Inc.                Nevada              100%
  Corporate Security Engineering
    Services, Inc.                               New Jersey          100%
  Garrison Platt Properties Inc.                 Florida             100%
  Harbour Island Inc.                            Florida             100%
   Harbour Island Property Management Inc.       Florida             100%
   Harbour Island Security Co., Inc.             Florida             100%
   Harbour Island Venture One, Inc.              Florida             100%
   Harbour Island Venture Three, Inc.            Florida             100%
   Harbour Island Venture Four, Inc.             Florida             100%
   Tampa Island Transit Company, Inc.            Florida             100%
  Personal Mortgage Holding Company              Delaware            100%
   Personal Mortgage Corporation                 Delaware            100%
  Southern Trust Company                         Delaware            100%
  Southwest Beneficial Finance, Inc.             Illinois            100%
  Wasco Properties, Inc.                         Delaware            100%
   Beneficial Real Estate Joint
     Venture, Inc.                               Delaware            100%
  Beneficial Insurance Group Holding Company     Delaware            100%
   BFC Agency, Inc.                              Delaware            100%
   BFC Insurance Agency of America               Wyoming             100%
    Beneficial Bank plc                          England             99.9%
     Beneficial Financial Services Limited       England             100%
     Beneficial Financing Limited                England             100%
     Beneficial Leasing Limited                  England             100%
     Beneficial Trust Investments Limited        England             100%
     Beneficial Trust (Guernsey) Limited         England             100%
     Beneficial Trust (Jersey) Limited           England             100%
     Beneficial Trust Nominees Limited           England             100%
     Endeavour Personal Financial Limited        England             100%
     Security Trust Limited                      England             100%
     Sterling Credit Limited                     England             100%
     Sterling Credit Management Limited          England             100%
     The Loan Corporation Limited                England             100%
    Extracard Corp.                              Delaware            100%
   BFC Insurance Agency of Nevada                Nevada              100%
   Beneficial Direct, Inc.                       New Jersey          100%
   Beneficial Insurance Group, Inc.              Delaware            100%
   Service Administrators, Inc. (USA)            Colorado            100%
   Service General Insurance Company             Ohio                100%
    Beneficial Ohio Inc.                         Delaware            100%
    Service Management Corporation               Ohio                100%
     B.I.G. Insurance Agency, Inc.               Ohio                100%
   The Central National Life Insurance
     Company of Omaha                            Delaware            100%
    First Central National Life Insurance
     Company of New York                         New York            100%
   Wesco Insurance Company                       Delaware            100%
    Southwest Texas General Agency, Inc.         Texas               100%
  Beneficial Mortgage Holding Company            Delaware            100%
   Beneficial Excess Servicing Inc.              Delaware            100%
   Beneficial Home Mortgage Loan Corp.           Delaware            100%
   Beneficial Mortgage Co. of Arizona            Delaware            100%
   Beneficial Mortgage Co. of Colorado           Delaware            100%
   Beneficial Mortgage Co. of Connecticut        Delaware            100%
   Beneficial Mortgage Co. of Georgia            Delaware            100%
   Beneficial Mortgage Co. of Idaho              Delaware            100%
   Beneficial Mortgage Co. of Indiana            Delaware            100%
   Beneficial Mortgage Co. of Kansas, Inc.       Delaware            100%
   Beneficial Mortgage Co. of Louisiana          Delaware            100%
   Beneficial Mortgage Co. of Maryland           Delaware            100%
   Beneficial Mortgage Co. of Massachusetts      Delaware            100%
   Beneficial Mortgage Co. of Mississippi        Delaware            100%
   Beneficial Mortgage Co. of Missouri, Inc.     Delaware            100%
   Beneficial Mortgage Co. of Nevada             Delaware            100%
   Beneficial Mortgage Co. of New Hampshire      Delaware            100%
   Beneficial Mortgage Co. of North Carolina     Delaware            100%
   Beneficial Mortgage Co. of Oklahoma           Delaware            100%
   Beneficial Mortgage Co. of Rhode Island       Delaware            100%
   Beneficial Mortgage Co. of South Carolina     Delaware            100%
   Beneficial Mortgage Co. of Texas              Delaware            100%
   Beneficial Mortgage Co. of Utah               Delaware            100%
   Beneficial Mortgage Co. of Virginia           Delaware            100%
 HFC Auto Credit Corp.                           Delaware            100%
 HFC Card Funding Corporation                    Delaware            100%
 HFC Funding Corporation                         Delaware            100%
 HFC Revolving Corporation                       Delaware            100%
 HFS Funding Corporation                         Delaware            100%
 Household Acquisition Corporation               Delaware            100%
  HFTA Corporation                               Delaware            100%
   First Credit Corporation                      Delaware            100%
   HFTA Consumer Discount Company                Pennsylvania        100%
   HFTA First Financial Corporation              California          100%
   HFTA Second Corporation                       Alabama             100%
   HFTA Third Corporation                        Delaware            100%
   HFTA Fourth Corporation                       Minnesota           100%
   HFTA Fifth Corporation                        Nevada              100%
   HFTA Sixth Corporation                        Nevada              100%
   HFTA Seventh Corporation                      New Jersey          100%
   HFTA Eighth Corporation                       Ohio                100%
   HFTA Ninth Corporation                        West Virginia       100%
   HFTA Tenth Corporation                        Washington          100%
   Household Finance Corporation of Hawaii       Hawaii              100%
   Household Realty Corporation (1997)
    Limited                                      B.C.                100%
   Pacific Finance Loans                         California          100%
 Household Automotive Finance Corporation        Delaware            100%
  ACC Funding Corp.                              Delaware            100%
  ACC Receivables Corp.                          Delaware            100%
  Household Automotive Credit Corporation        Delaware            100%
  OFL-A Receivables Corp.                        Delaware            100%
 Household Auto Receivables Corporaton           Nevada              100%
 Household Bank (Nevada), N.A.                   U.S.                100%
  Household Card Funding Corporation             Delaware            100%
  Household Receivables Funding Corporation      Nevada              100%
  Household Receivables Funding                  Delaware            100%
    Corporation II
  Household Receivables Funding, Inc.            Delaware            100%
 Household Capital Markets, Inc.                 Delaware            100%
 Household Card Services, Inc.                   Nevada              100%
  Household Bank (Illinois), N.A.                U.S.                100%
 Household Consumer Loan Corporation             Nevada              100%
 Household Corporation                           Delaware            100%
 Household Credit Services, Inc.                 Delaware            100%
 Household Credit Services of Mexico, Inc.       Delaware            100%
 Household Finance Receivables Corporation II    Delaware            100%
 Household Financial Services, Inc.              Delaware            100%
 Household Group, Inc.                           Delaware            100%
  AHLIC Investment Holdings Corporation          Delaware            100%
  Arcadia General Insurance Company              Arizona             100%
  Arcadia Insurance Administrators, Inc.         Delaware            100%
  Arcadia National Life Insurance Company        Arizona             100%
  Cal-Pacific Services, Inc.                     California          100%
  HFS Investments, Inc.                          Nevada              100%
  Household Insurance Agency, Inc.               Michigan            100%
  Household Insurance Company                    Michigan            100%
  Household Life Insurance Co. of Arizona        Arizona             100%
  Household Life Insurance Company               Michigan            100%
  Household Business Services, Inc.              Delaware            100%
  Household Commercial Financial                 Delaware            100%
   Services, Inc.
   Business Realty Inc.                          Delaware            100%
    Business Lakeview, Inc.                      Delaware            100%
   Capital Graphics, Inc.                        Delaware            100%
   Color Prelude Inc.                            Delaware            100%
   HCFS Business Equipment Corporation           Delaware            100%
   HFC Commercial Realty, Inc.                   Delaware            100%
    G.C. Center, Inc.                            Delaware            100%
    Com Realty, Inc.                             Delaware            100%
     Lighthouse Property Corporation             Delaware            100%
    Household OPEB I, Inc.                       Illinois            100%
    Land of Lincoln Builders, Inc.               Illinois            100%
    PPSG Corporation                             Delaware            100%
    Steward's Glenn Corporation                  Delaware            100%
   HFC Leasing, Inc.                             Delaware            100%
    First HFC Leasing Corporation                Delaware            100%
    Second HFC Leasing Corporation               Delaware            100%
    Valley Properties Corporation                Tennessee           100%
    Fifth HFC Leasing Corporation                Delaware            100%
    Sixth HFC Leasing Corporation                Delaware            100%
    Seventh HFC Leasing Corporation              Delaware            100%
    Eighth HFC Leasing Corporation               Delaware            100%
    Tenth HFC Leasing Corporation                Delaware            100%
    Eleventh HFC Leasing Corporation             Delaware            100%
    Thirteenth HFC Leasing Corporation           Delaware            100%
    Fourteenth HFC Leasing Corporation           Delaware            100%
    Seventeenth HFC Leasing Corporation          Delaware            100%
    Nineteenth HFC Leasing Corporation           Delaware            100%
    Twenty-second HFC Leasing Corporation        Delaware            100%
    Twenty-sixth HFC Leasing Corporation         Delaware            100%
    Beaver Valley, Inc.                          Delaware            100%
    Hull 752 Corporation                         Delaware            100%
    Hull 753 Corporation                         Delaware            100%
    Third HFC Leasing Corporation                Delaware            100%
     Macray Corporation                          California          100%
    Fourth HFC Leasing Corporation               Delaware            100%
     Pargen Corporation                          California          100%
    Fifteenth HFC Leasing Corporation            Delaware            100%
     Hull Fifty Corporation                      Delaware            100%
   Household Capital Investment Corporation      Delaware            100%
    B&K Corporation                              Michigan             94%
   Household Commercial of California, Inc.      California          100%
   OLC, Inc.                                     Rhode Island        100%
    OPI, Inc.                                    Virginia            100%
  Household Finance Consumer Discount Company    Pennsylvania        100%
   Overseas Leasing Two FSC, Ltd.                Bermuda              99%
  Household Finance Corporation II               Delaware            100%
  Household Finance Corporation of Alabama       Alabama             100%
  Household Finance Corporation of California    Delaware            100%
  Household Finance Corporation of Nevada        Delaware            100%
   Household Finance Realty Corporation of       Delaware            100%
     New York
  Household Finance Corporation of
    West Virginia                                West Virginia       100%
  Household Finance Industrial Loan Company      Washington          100%
  Household Finance Industrial Loan Company      Iowa                100%
    of Iowa
  Household Finance Realty Corporation of        Delaware            100%
    Nevada
   Household Finance Corporation III             Delaware            100%
    Amstelveen FSC, Ltd.                         Bermuda              99%
    HFC Agency of Connecticut, Inc.              Connecticut         100%
    HFC Agency of Michigan, Inc.                 Michigan            100%
    HFC Agency of Missouri, Inc.                 Missouri            100%
    Night Watch FSC, Ltd.                        Bermuda              99%
    Household Realty Corporation                 Delaware            100%
     Overseas Leasing One FSC, Ltd.              Bermuda             100%
    Overseas Leasing Four FSC, Ltd.              Bermuda              99%
    Overseas Leasing Five FSC, Ltd.              Bermuda              99%
   Household Retail Services, Inc.               Delaware            100%
    HRSI Funding, Inc.                           Nevada              100%
  Household Financial Center Inc.                Tennessee           100%
  Household Industrial Finance Company           Minnesota           100%
  Household Industrial Loan Co. of Kentucky      Kentucky            100%
  Household Insurance Agency, Inc.               Nevada              100%
  Household Recovery Services Corporation        Delaware            100%
  Household Relocation Management, Inc.          Illinois            100%
  Mortgage One Corporation                       Delaware            100%
  Mortgage Two Corporation                       Delaware            100%
  Pacific Agency Inc.                            Nevada              100%
  Sixty-First HFC Leasing Corporation            Delaware            100%
 Household Pooling Corporation                   Nevada              100%
 Household Receivables Acquisition Company       Delaware            100%
 Household REIT Corporation                      Nevada              100%
Household Financial Group, Ltd.                  Delaware            100%
Household Global Funding, Inc.                   Delaware            100%
 Household International (U.K.) Limited          England             100%
  D.L.R.S. Limited                               Cheshire            100%
  HFC Bank plc                                   England             100%
   Hamilton Financial Planning Services
     Limited                                     England             100%
   Hamilton Insurance Company Limited            England             100%
   Hamilton Life Assurance Co. Limited           England             100%
   HFC Pension Plan Limited                      England             100%
   Household Funding Limited                     England             100%
   Household Investments Limited                 England/Wales       100%
   Household Leasing Limited                     England             100%
   Household Management Corporation Limited      England/Wales       100%
  Household Overseas Limited                     England             100%
   Household International Netherlands, B.V.     Netherlands         100%
 Household Financial Corporation Limited         Ontario             100%
  Household Finance Corporation of Canada        Canada              100%
  Household Realty Corporation Limited           Ontario             100%
  Household Trust Company                        Canada              100%
  Merchant Retail Services Limited               Ontario             100%
Household Reinsurance Ltd.                       Bermuda             100%


U:\LAW\EDGAR\IEX21.WP (8/13/98)